FEDERATED INSURANCE SERIES

FEDERATED TOTAL RETURN BOND FUND II

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Supplement to the Statement of Additional Information dated April 30, 2003

Under the heading entitled "Securities in Which the Fund Invests", and the sub-heading "Mortgage-Backed Securities" please delete the third paragraph which reads:


     The Fund may invest in mortgage backed securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other investment company is managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.









                                                               November 12, 2003

Cusip 313916868
29331 (11/03)